UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 24, 2012

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

On October 24, 2012, Seagate Technology plc (the “Company”) held its 2012 Annual General Meeting of Shareholders (“AGM”). The shareholders: (1) elected all twelve of the Company’s nominees for director; (2) approved the Company’s Amended and Restated Employee Stock Purchase Plan; (3) authorized the reissue price range of treasury shares; (4) authorized the 2013 Annual General Meeting of Shareholders to be held at a location outside of Ireland; (5) held a non-binding advisory vote on executive compensation matters; and (6) ratified, in a non-binding vote, the appointment of Ernst & Young to serve as the Company’s independent auditors for the fiscal year ending June 28, 2013 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration.

The final voting results on these proposals are as follows:

Proposal 1(a) - (l). To elect twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Stephen J. Luczo	273,775,054	10,743,194	218,859	47,448,276
(b)	Frank J. Biondi, Jr.	280,059,527	4,398,188	279,392	47,448,276
(c)	Michael R. Cannon	283,286,569	1,218,703	231,835	47,448,276
(d)	Mei-Wei Cheng	284,035,043	448,298	253,766	47,448,276
(e)	William T. Coleman	284,097,980	379,949	259,178	47,448,276
(f)	Jay L. Geldmacher	284,054,938	418,187	263,982	47,448,276
(g)	Dr. Seh-Woong Jeong	280,379,916	4,129,947	227,244	47,448,276
(h)	Lydia M. Marshall	283,260,536	1,219,594	256,977	47,448,276
(i)	Kristen M. Onken	284,030,788	457,780	248,539	47,448,276
(j)	Dr. Chong Sup Park	281,861,922	2,646,631	228,554	47,448,276
(k)	Gregorio Reyes	283,932,356	554,935	249,816	47,448,276
(l)	Edward J. Zander	283,394,325	1,085,127	257,655	47,448,276

Proposal 2. To approve the Seagate Technology plc Amended and Restated Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non Vote
281,538,777	2,762,001	436,329	47,448,276

Proposal 3. To determine the price range at which the Company can reissue treasury shares off-market:

For	Against	Abstain	Broker Non Vote
308,007,452	22,433,129	1,744,802	—

Proposal 4.  To authorize the holding of the 2013 Annual General Meeting of Shareholders at a location outside of Ireland:

For	Against	Abstain	Broker Non Vote
330,371,012	891,786	922,585	—

Proposal 5. To approve, in a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non Vote
281,963,817	2,281,659	491,631	47,448,276

Proposal 6.  To ratify, in a non-binding vote, the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending June 28, 2013 and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
330,174,363	1,372,760	638,260	—

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Kenneth M. Massaroni

Name:	Kenneth M. Massaroni
Title:	Executive Vice President, General Counsel and Chief Administrative Officer

Date: October 25, 2012

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